LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

Seeks high current income and preservation of capital.

KEMPER SHORT-TERM
U.S. GOVERNMENT FUND

                                 " During the first half of the fiscal year, the
                                    short-term government bond market enjoyed an
                                             excellent investment environment. "

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
11
FINANCIAL STATEMENTS
14
FINANCIAL HIGHLIGHTS
16
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER SHORT-TERM U.S. GOVERNMENT
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Kemper Short-Term U.S. Government Fund Class A                                   5.18
Kemper Short-Term U.S. Government Fund Class B                                   4.84
Kemper Short-Term U.S. Government Fund Class C                                   5.00
Lipper Short U.S. Government Funds Category Average*                             5.42

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUES FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS A           $8.13     $7.97
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS B           $8.16     $8.00
 .........................................................
    KEMPER SHORT-TERM U.S.
    GOVERNMENT FUND CLASS C           $8.17     $8.00
 .........................................................

 KEMPER SHORT-TERM U.S. GOVERNMENT
 FUND RANKINGS AS OF 2/28/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SHORT U.S. GOVERNMENT FUNDS
 CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                 #37 of 70 funds       #52 of 70 funds       #50 of 70 funds
 .............................................................................................
    5-YEAR                 #43 of 49 funds       #49 of 49 funds       #48 of 49 funds
 .............................................................................................
    10-YEAR                #13 of 16 funds             n/a                   n/a
 .............................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF FEBRUARY 28, 2001

                           CLASS A   CLASS B   CLASS C
 ..........................................................
    SIX-MONTHS INCOME:     $0.2460   $0.2220   $0.2243
 ..........................................................
    FEBRUARY DIVIDEND:     $0.0410   $0.0366   $0.0372
 ..........................................................
    ANNUALIZED
    DISTRIBUTION RATE+:      6.05%     5.38%     5.46%
 ..........................................................
    SEC YIELD+:              4.25%     3.76%     3.81%
 ..........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON FEBRUARY 28, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED FEBRUARY 28, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

YOUR FUND'S STYLE

FIXED STYLE BOX
                                   MORNINGSTAR INCOME STYLE BOX(TM)
                                   Source: Morningstar, Inc., Chicago, IL. (312)
                                   696-6000. The Morningstar Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   THE STYLE BOX REPRESENTS A SNAPSHOT OF A
                                   FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE
                                   THAT STYLE BOXES DO NOT REPRESENT AN EXACT
                                   ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE
                                   PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                                   DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED
                                   BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS
                                   BASED ON ITS ACTUAL INVESTMENT STYLE AS
                                   MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                                   OVER THE PAST THREE YEARS. MORNINGSTAR HAS
                                   PLACED KEMPER SHORT-TERM U.S. GOVERNMENT FUND
                                   IN THE INTERMEDIATE GOVERNMENT CATEGORY.
                                   PLEASE CONSULT THE PROSPECTUS FOR A
                                   DESCRIPTION OF INVESTMENT POLICIES.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

YIELD CURVE A graphic representation of bond yields of varying maturities at a particular instant in time. Normally, long-maturity bonds yield more than short-maturity bonds, leading to a positively sloped yield curve. A "steepening" yield curve means that the difference between short rates and long rates has increased. A flat yield curve means that short and long bonds have similar yields. An inverted yield curve means short bonds are yielding more than long bonds. Fund managers use the yield curve to spot inconsistencies and opportunities among bonds of differing maturities, and to anticipate what the market expects in the future.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

* SOURCE: BLOOMBERG BUSINESS NEWS. THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX GENERALLY REPRESENTS THE MARKET FOR GOVERNMENT AND GOVERNMENT-SECURED BONDS WITH A MATURITY OF ONE TO THREE YEARS. THE LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX GENERALLY REPRESENTS THE MARKET FOR 30-YEAR TREASURY BONDS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX GENERALLY REPRESENTS THE MARKET FOR 10-YEAR TREASURY BONDS.

KEMPER SHORT-TERM U.S. GOVERNMENT FUND PROVIDED STRONG PERFORMANCE DURING THE FIRST HALF OF THE FISCAL YEAR AMID AN EXCELLENT ENVIRONMENT FOR GOVERNMENT BONDS. SLOWING ECONOMIC GROWTH, INTEREST-RATE CUTS BY THE FEDERAL RESERVE AND AN EXCEEDINGLY VOLATILE STOCK MARKET ALL CONTRIBUTED TO THE POSITIVE INVESTING CLIMATE. BELOW, THE PORTFOLIO MANAGEMENT TEAM DISCUSSES THE MARKET FOR GOVERNMENT BONDS AND THE PERFORMANCE OF THE FUND.

Q     FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001, KEMPER SHORT-TERM U.S.
GOVERNMENT FUND ACHIEVED A TOTAL RETURN OF 5.18 PERCENT (CLASS A SHARES UNADJUSTED FOR SALES CHARGES). WHAT FACTORS CONTRIBUTED TO THESE RESULTS?

A     During the first half of the fiscal year, the short-term government bond market enjoyed an excellent investment environment. Economic growth showed signs of rapid slowing, which pushed interest rates lower and bond prices higher. Concerned that the economy might be slowing too rapidly, the Federal Reserve slashed the federal funds rate twice in one month (January) for a total reduction of a full percentage point, an aggressive move. The Treasury's buyback program continued apace, reducing the supply of Treasuries available in the marketplace. And finally, the stock market experienced extreme volatility. The unmanaged Standard & Poor's 500 stock index, a group of large-company stocks, tumbled more than 18 percent for the six-month period ended February 28. The unmanaged Nasdaq Composite index, which is dominated by technology stocks of all sizes, lost nearly half its value. Bear-market equity conditions increased demand for high-quality fixed-income securities. Kemper Short-Term U.S. Government Fund's total return for the six months ended February 28 was slightly less than the average return of funds within its Lipper peer group as well as its unmanaged benchmark.

Q     WHICH SEGMENTS OF THE GOVERNMENT BOND MARKET BENEFITED MOST FROM THE
AUTUMN AND WINTER RALLY?

A     The short end of the bond market, issues maturing in one to three years, enjoyed the greatest relative performance during the six-month rally. Yields on longer-term issues declined also, but not quite as much. The yield curve thus steepened during the period (see chart on page 6). In the one- to two-year maturity area, yields declined 175 basis points. At the long end, 30-year Treasuries declined 34 basis points. Much of this steepening occurred in late 2000, as the market anticipated the Fed's January interest-rate cuts.

  To put these yield declines in terms of total return, the Lehman Brothers 1-3 Year Government Bond Index returned 5.61 percent for the period. The Lehman Brothers Intermediate Government Bond Index rose 7.24 percent and the Lehman Brothers Long Government Bond Index gained 8.30 percent.* So overall, it was an outstanding six months for the government bond market. Essentially, it was a continuation of the strong gains the market enjoyed beginning in March 2000 when the stock market began

PERFORMANCE UPDATE

to deflate rapidly and the economy started to show signs of slowing.

Q     HOW WAS KEMPER SHORT TERM U.S. GOVERNMENT POSITIONED DURING THE FIRST HALF
OF THE FISCAL YEAR?

A     We didn't make a lot of moves during the six-month period, as the portfolio was pretty well positioned for the environment. As the rally in the government bond market continued, we made a few trades to position the fund for the future. Primarily, this consisted of two strategies: reducing the fund's duration and shifting the portfolio's weighting from mortgage issues to Treasuries.

  We reduced the duration of the portfolio toward the end of the fiscal year because we believed the rally was ebbing. The fund posted a total return of 8.85 percent for the one-year period ended February 28, 2001 -- a significant gain for a short-maturity portfolio. We didn't think we'd see a lot of additional upside unless the economy showed signs of going into a recession, which it has yet to indicate. We think it's more likely we might get a little backup in rates. So we reined in the portfolio's duration to about 1.5 years, which should make it a little less interest-rate-sensitive. To provide a comparison, we started the fiscal year with a duration of 2.1 years.

  From an asset allocation standpoint, we increased our Treasury position and reduced our exposure to agency issues during the period. Agency issues had performed extremely well, and we believed prices had started to peak. So we shifted some assets into Treasuries, where the opportunity for price increases going forward appeared greater. We also reduced high-coupon mortgages (from 9 to 8.5 percent) and moved to 15-year GNMAs of 6 percent, 6.5 percent and 7 percent. The goal was to give up yield for better price action in the event of a further rally in the Treasury market.

  Overall, the fund benefited from its Treasury allocation and was hindered a bit as prices on mortgage holdings began to retrace some of their gains. The end result of our management was a total return of 5.18 percent for the first half of the fiscal year, a very respectable gain for a short-term government fund. We were in the middle of the pack for our peer group, but we believe that's a result of our positioning the fund for the future, rather than riding the current wave until it peters out.

Q     WHAT ARE THOSE EXPECTATIONS?

A     As we mentioned earlier, the bond market and the fund have enjoyed a powerful and prolonged rally. Our research

 U.S. TREASURY YIELDS ON AUGUST 31, 2000, AND FEBRUARY 28, 2001

Short-term Treasury yields fell and prices rose to a greater extent than long-term longer-maturity securities during the six-month period ended February 28, 2001.
[BAR GRAPH]

                                                                   8/31/00                        2/28/01
                                                                   -------                        -------
3 Month                                                               6.3                           4.85
6 Month                                                              6.37                           4.67
1 Year                                                               6.21                           4.46
2 Year                                                               6.15                           4.39
5 Year                                                               5.96                           4.66
10 Year                                                              5.72                           4.91
30 Year                                                              5.67                           5.33

SOURCE: BLOOMBERG BUSINESS NEWS

PERFORMANCE UPDATE

indicates that the market has priced in substantial rate cuts by the Fed in the future, and it's not a certainty that the Fed will deliver the rate cuts that the market expects, or when the market would like them. So the government bond market may be fully priced at this point. To sustain the current rally, the market would need marked economic weakness and more volatility in the stock market to move significantly higher.

  In the longer term, bond investors should be mindful of pending tax-cut legislation. Certainly, a lot of things can happen between now and when, or if, a package becomes law and takes effect. From a bond market perspective, a significant tax cut might reduce the Treasury's buyback program. Currently, the market is benefiting from the decrease in supply generated by the buyback -- the set of prices by which the market is operating is predicated on the buyback's proceeding as currently scheduled.

  A tax-cut-fueled economic bounce would not happen immediately, and the bulk of the tax cuts don't kick in during the first year. So we believe favorable conditions will continue in the government bond market for the near future regardless of what happens. For our part, we plan to keep a close eye on current price levels and structure the portfolio accordingly.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 2/28/01              ON 8/31/00
    MORTGAGE-BACKED SECURITIES             43%                     66%
 ................................................................................
    FOREIGN GOVERNMENT SECURITIES           5                       8
 ................................................................................
    ASSET-BACKED SECURITIES                11                      12
 ................................................................................
    U.S. TREASURY SECURITIES               36                      13
 ................................................................................
    CASH AND EQUIVALENTS                    5                       1
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                       ON 2/28/01              ON 8/31/00
    1-5 YEARS                              95%                     63%
 ................................................................................
    6-10 YEARS                              4                      33
 ................................................................................
    11-20 YEARS                             1                       4
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                       ON 2/28/01              ON 8/31/00
    AVERAGE MATURITY                   2.4 years               4.4 years
 ................................................................................
    AVERAGE DURATION                   1.5 years               2.1 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-TERM U.S. GOVERNMENT FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--5.4%                                                             AMOUNT         VALUE
                                       JP Morgan Chase, 5.52% to be repurchased at
                                         $7,501,150 on 03/01/2001                         $ 7,500,000   $  7,500,000
                                       State Street Bank and Trust Company, 5.34% to be
                                         repurchased at $565,084 on 03/01/2001                565,000        565,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS*
                                       (Cost $8,065,000)                                                   8,065,000
                                       ---------------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--36.3%
                                       U.S. Treasury Bond, 9.125%, 05/15/2009              14,400,000     16,159,536
                                       U.S. Treasury Notes:
                                       5.75%, 10/31/2002                                   29,800,000     30,377,226
                                       5.75%, 11/15/2005                                    7,700,000      8,049,503
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost $54,192,469)                                                 54,586,265
                                       ---------------------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS--13.4%
                                       Government National Mortgage Association
                                         Pass-thrus:
                                       5.88% (LIBOR plus .30%), 09/20/2024                  1,785,500      1,796,089
                                       6% with various maturities to 02/15/2014             4,974,811      5,003,267
                                       6.5% with various maturities to 04/15/2029          11,403,704     11,630,610
                                       7% with various maturities to 02/01/2013             1,399,940      1,439,417
                                       8.5%, 07/15/2030                                       343,303        356,342
                                       9.5% with various maturities to 01/15/2020              17,028         18,371
                                       ---------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS
                                       (Cost $19,925,626)                                                 20,244,096
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCY PASS-THRUS--14.2%
                                       Federal Home Loan Mortgage Corp.:
                                       5.94%, 12/25/2019                                    5,000,000      5,033,527
                                       7.06%, 06/25/2016                                    2,000,000      2,031,765
                                       Federal National Mortgage Association:
                                       5.63%, 05/15/2004                                   12,000,000     12,191,280
                                       6.75%, 08/15/2002                                    2,000,000      2,054,060
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                       (Cost $20,740,723)                                                 21,310,632
                                       ---------------------------------------------------------------------------------
    COLLATERALIZED MORTGAGE OBLIGATIONS--14.7%
                                       Federal Home Loan Mortgage Corp.:
                                       Series 2093, 6.00%, 07/15/2004                       3,855,237      3,891,361
                                       Series 2198, 6.75%, 08/15/2016                       2,866,201      2,907,388
                                       Federal National Mortgage Association:
                                       Series 1998-49, 6.00%, 01/20/2019                    3,200,000      3,234,976
                                       Series G94-10, 6.50%, 09/17/2009                     5,000,000      5,095,300
                                       Series 1998-44, 6.50%, 03/20/2023                    6,952,796      7,074,470
                                       ---------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $21,708,363)                                                 22,203,495
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                           PRINCIPAL
    ASSET BACKED (B)--10.7%                                                                 AMOUNT         VALUE

    AUTOMOBILE
    RECEIVABLES--3.2%
                                       Capital Automobile Receivable Asset Trust, Series
                                         1999-1 A2, 5.58%, 06/15/2002                     $ 1,526,263   $  1,528,231
                                       Ford Credit Auto Owner Trust, Series 2000-c, A4,
                                         7.24%, 02/15/2004                                  1,400,000      1,441,095
                                       Toyota Auto Receivables Owner Trust, Series
                                         2000-C, A4, 7.21%, 04/15/2007                      1,800,000      1,889,969
                                       ---------------------------------------------------------------------------------
                                                                                                           4,859,295
------------------------------------------------------------------------------------------------------------------------

    CREDIT CARD
    RECEIVABLES--2.7%
                                       Discover Card Master Trust I, Series 1996-4 A,
                                         6.156%, 10/16/2013                                 1,600,000      1,613,422
                                       MBNA Master Credit Card Trust, 5.68%, 08/15/2003     2,500,000      2,500,325
                                       ---------------------------------------------------------------------------------
                                                                                                           4,113,747
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--4.8%
                                       Coast-Plymouth Tax Lien Capital, LLC, 6.76%,
                                         11/15/2004                                         1,238,918      1,250,142
                                       EQCC Home Equity Loan Trust, 6.88%, 07/15/2004       3,794,796      3,839,593
                                       Residential Asset Securities Corp., 7.18%,
                                         01/25/2025                                         2,000,000      2,052,609
                                       ---------------------------------------------------------------------------------
                                                                                                           7,142,344
                                       ---------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED
                                       (Cost $15,893,233)                                                 16,115,386
                                       ---------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--5.3%
                                       Government Trust Certificates:
                                       9.25%, 11/15/2001                                    6,624,627      6,741,022
                                       9.4%, 05/15/2002                                     1,269,291      1,289,371
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                       (Cost $8,268,311)                                                   8,030,393
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $148,793,725) (a)                                          $150,555,267
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $148,793,725. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $1,761,542. This consisted of gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $300,338 and gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $2,061,880.

(b) The Fund may invest up to 35% of its total assets in fixed income securities other than U.S. government securities.

   At February 28, 2001, open futures contracts sold were as follows:

                                                                                                             UNREALIZED
                                                                     AGGREGATE                              APPRECIATION
                FUTURES               EXPIRATION      CONTRACTS    FACE VALUE ($)    MARKET VALUE ($)    (DEPRECIATION) ($)
      --------------------------------------------------------------------------------------------------------------------------
      U.S. Treasury Note             June 20, 2001        71          7,408,127          7,459,437            (51,310)
      --------------------------------------------------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2001 (Unaudited)

ASSETS
Investments in securities, at value, (cost $148,793,725)        $150,555,267
----------------------------------------------------------------------------
Cash                                                                      75
----------------------------------------------------------------------------
Receivable for Fund shares sold                                           94
----------------------------------------------------------------------------
Receivable for investments sold                                      284,022
----------------------------------------------------------------------------
Interest receivable                                                1,812,093
----------------------------------------------------------------------------
TOTAL ASSETS                                                     152,651,551
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     109,940
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts          19,969
----------------------------------------------------------------------------
Accrued management fee                                                72,515
----------------------------------------------------------------------------
Accrued reorganization fee                                            53,019
----------------------------------------------------------------------------
Other accrued expenses and payables                                  242,439
----------------------------------------------------------------------------
Total liabilities                                                    497,882
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $152,153,669
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (509,947)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      1,761,542
----------------------------------------------------------------------------
  Futures                                                            (51,310)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (13,627,058)
----------------------------------------------------------------------------
Paid-in capital                                                  164,580,442
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $152,153,669
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($116,168,224 / 14,295,100 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                   $8.13
----------------------------------------------------------------------------
  Maximum offering price per share (100/97.25 of $8.13)                $8.36
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,827,220 +
  3,653,266 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $8.16
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,158,225 +
  753,867 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $8.17
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)

INVESTMENT INCOME
Interest                                                        $5,121,527
--------------------------------------------------------------------------
Expenses:
Management fee                                                     430,435
--------------------------------------------------------------------------
Services to shareholders                                           290,232
--------------------------------------------------------------------------
Custodian fee                                                        7,387
--------------------------------------------------------------------------
Distribution services fees                                         146,773
--------------------------------------------------------------------------
Administrative services fees                                       172,176
--------------------------------------------------------------------------
Auditing                                                             9,337
--------------------------------------------------------------------------
Legal                                                                5,276
--------------------------------------------------------------------------
Trustees' fees and expenses                                          6,592
--------------------------------------------------------------------------
Reorganization expenses                                             55,843
--------------------------------------------------------------------------
Reports to shareholders                                             47,307
--------------------------------------------------------------------------
Registration fees                                                    6,611
--------------------------------------------------------------------------
Other                                                               11,022
--------------------------------------------------------------------------
Total expenses, before expense reductions                        1,188,991
--------------------------------------------------------------------------
Expense reductions                                                 (14,304)
--------------------------------------------------------------------------
Total expenses, after expense reductions                         1,174,687
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,946,840
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      1,602,689
--------------------------------------------------------------------------
Futures                                                            (73,888)
--------------------------------------------------------------------------
                                                                 1,528,801
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      2,406,824
--------------------------------------------------------------------------
Futures                                                            (51,310)
--------------------------------------------------------------------------
                                                                 2,355,514
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       3,884,315
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $7,831,155
--------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                FEBRUARY 28,             YEAR ENDED
                                                                    2001                 AUGUST 31,
                                                                (UNAUDITED)                 2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  3,946,840               9,615,404
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           1,528,801              (2,877,074)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     2,355,514               2,039,293
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         7,831,155               8,777,623
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
  Class A                                                         (3,602,553)             (7,151,664)
----------------------------------------------------------------------------------------------------
  Class B                                                           (886,970)             (1,909,007)
----------------------------------------------------------------------------------------------------
  Class C                                                           (181,799)               (306,521)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         83,540,108             179,074,092
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      3,757,980               7,422,481
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (101,700,819)           (223,924,494)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (14,402,731)            (37,427,921)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (11,242,898)            (38,017,490)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                163,396,567             201,414,057
----------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of and undistributed net investment
income of $(509,947) and $214,535, respectively)                $152,153,669             163,396,567
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                                  SIX MONTHS
                                                    ENDED                       YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2001   -------------------------------------------
                                                 (UNAUDITED)          2000      1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $7.97           7.99     8.19     8.31     8.22     8.30
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .21(b)         .43(b)    .38(b)  .41      .45      .46
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   .20           (.03)    (.22)    (.11)     .09     (.09)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .41            .40      .16      .30      .54      .37
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.25)          (.42)    (.36)    (.42)    (.45)    (.45)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.25)          (.42)    (.36)    (.42)    (.45)    (.45)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $8.13           7.97     7.99     8.19     8.31     8.22
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     5.18**         5.16     1.98     3.68     6.75     4.55
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            116,168        121,334   142,776  60,856   73,504   86,993
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.33*(c)       1.26     1.24     1.36     1.25     1.15
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.33*(c)       1.25     1.24     1.36     1.25     1.15
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                5.20*          5.34     4.27     4.79     5.50     5.49
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               147*           283      336      149      249      272
--------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                  SIX MONTHS
                                                    ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2001   --------------------------------------
                                                 (UNAUDITED)          2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $8.00          8.01    8.21    8.32    8.23    8.31
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .18(b)        .37(b)   .31(b) .36     .39     .40
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   .20          (.02)   (.22)   (.11)    .09    (.09)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                          .38           .35     .09     .25     .48     .31
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.22)         (.36)   (.29)   (.36)   (.39)   (.39)
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (.22)         (.36)   (.29)   (.36)   (.39)   (.39)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $8.16          8.00    8.01    8.21    8.32    8.23
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     4.84**        4.57    1.10    3.06    5.96    3.79
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             29,827        34,952   50,573  7,108   7,404   6,298
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.94*(c)      1.94    2.08    1.99    1.93    1.89
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.92*(c)      1.93    2.08    1.99    1.93    1.89
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                4.62*         4.66    3.43    4.16    4.82    4.75
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               147*          283     336     149     249     272
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2001   -------------------------------------
                                                 (UNAUDITED)         2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $8.00          8.02    8.22    8.33    8.24    8.32
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             .20(b)        .37(b)  32(b)   .36     .39     .40
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                  .19          (.02)   (.22)   (.11)    .09    (.09)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                         .39           .35     .10     .25     .48     .31
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.22)         (.37)   (.30)   (.36)   (.39)   (.39)
--------------------------------------------------------------------------------------------------------------
Total distributions                                     (.22)         (.37)   (.30)   (.36)   (.39)   (.39)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.17          8.00    8.02    8.22    8.33    8.24
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                    5.00**        4.43    1.24    3.10    5.98    3.82
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)             6,158         7,111   8,065   1,343   1,059   1,186
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         1.79*(c)      1.95    1.94    1.95    1.88    1.89
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.75*(c)      1.94    1.94    1.95    1.88    1.89
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               4.79*         4.64    3.57    4.20    4.87    4.75
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              147*          283     336     149     249     272
--------------------------------------------------------------------------------------------------------------

NOTES:

 * Annualized

** Not annualized

(a) Total return does not reflect the effect of any sales charges.

(b) Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.31% and 1.31%, 1.88% and 1.88%, and 1.75% and 1.75% for Class A, Class B and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Short-Term U.S. Government Fund (the "Fund")
                             is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through February 28, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the

NOTES TO FINANCIAL STATEMENTS

                             period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities and as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $13,222,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until August 31, 2008 ($3,776,000), August 31, 2007 ($603,000), August
                             31, 2006 ($129,000), August 31, 2004 ($1,623,000),
                             August 31, 2003 ($6,308,000) and August 31, 2002
                             ($783,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through August 31, 2000 the Fund incurred approximately $1,926,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are amortized for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended February 28, 2001,
                             investment transactions (excluding short-term instruments and U.S. government obligations) are as follows:

                             Purchases                              $ 92,657,470

                             Proceeds from sales                     147,550,587

                             Investment transactions of U.S. government obligations are as follows:

                             Purchases                              $123,218,902

                             Proceeds from sales                      91,441,786

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Adviser") formerly Scudder Kemper
                             Investments, Inc. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $430,435 for the six months ended February 28, 2001. This was equivalent to an annualized effective rate of .55% of the Fund's daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended February 28, 2001 are $5,441.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the period ended February 28, 2001 are $197,375, of which $27,598 is unpaid at February 28, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended February 28, 2001 are $172,176, of which $10,768 is unpaid at February 28, 2001. In addition $64 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $226,218 for the six months ended February 28, 2001 of which $117,646 is unpaid at February 28, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. For the year ended February 28, 2001, the Fund made no

NOTES TO FINANCIAL STATEMENTS

                             payments to its officers and incurred trustees' fees of $6,592 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                      FEBRUARY 28,                          AUGUST 31,
                                                                          2001                                 2000
                                                              -----------------------------       ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                 8,548,619      $ 68,961,850        17,286,556      $ 137,748,853
                                       -----------------------------------------------------------------------------------------
                                        Class B                   639,607         5,163,625         2,737,825         21,932,244
                                       -----------------------------------------------------------------------------------------
                                        Class C                   823,922         6,639,538         1,102,989          8,828,244
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   357,908         2,869,932           704,009          5,594,343
                                       -----------------------------------------------------------------------------------------
                                        Class B                    93,308           751,721           202,646          1,618,022
                                       -----------------------------------------------------------------------------------------
                                        Class C                    16,921           136,327            26,321            210,115
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (10,185,984)      (82,114,393)      (21,962,410)      (174,869,758)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (1,102,491)       (8,935,908)       (3,564,918)       (28,509,936)
                                       -----------------------------------------------------------------------------------------
                                        Class C                  (975,933)       (7,875,423)       (1,245,781)        (9,980,048)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   345,753         2,775,095         1,324,576         10,564,751
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (344,131)       (2,775,095)       (1,319,536)       (10,564,751)
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $(14,402,731)                       $ (37,427,921)
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENT             The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended February 28, 2001, the Fund's custodian and transfer agent fees were reduced by $383 and $3,003, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee that is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Short Term Bond Fund, pursuant to which Scudder Short Term Bond Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Short Term Bond Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Short Term U.S. Government Fund will become a shareholder of the Scudder Short Term Bond Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Short Term Bond Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals. ZSI has agreed to bear $10,918 of reorganization costs.

--------------------------------------------------------------------------------

8    ADOPTION OF NEW
     ACCOUNTING PRINCIPLES   The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    RICHARD L. VANDENBERG
Trustee                           President                         Vice President
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Chairperson, Trustee              JOHN R. HEBBLE                    Secretary
and Vice President                Treasurer                         CAROLINE PEARSON
                                                                    Assistant Secretary
DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President                    BRENDA LYONS
                                                                    Assistant Treasurer
ROBERT B. HOFFMAN
Trustee
DONALD R. JONES
Trustee
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND TRANSFER AGENT          STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com



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